UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 18, 2010

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2895 Greenspoint Parkway, Suite 600, Hoffman Estates, IL	60169
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 781-3600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers .

(e) On May 18, 2010, the Compensation Committee of Career Education Corporation (the “Registrant”) approved the Career Education Corporation Executive Severance Plan, Amended and Restated as of July 1, 2010 (the “Amended Plan”). The Amended Plan amends and restates the Career Education Corporation Severance Plan for Executive Level Employees effective as of February 1, 2008 (the “Prior Plan”).

The Amended Plan amends the Prior Plan by, among other things:

1)	Clarifying that the employees eligible for the Amended Plan are Registrant’s U.S.-based executive officers subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended, at the time of employment termination;

2)	Adding up to two years of post-termination outplacement services as an additional severance benefit under the Amended Plan;

3)	Increasing the lump sum severance payments for terminated executives to:

a.	26 weeks of base pay on completing up to 9 full years of continuous service,

b.	Three weeks of base pay per year for 9 to 17 full years of continuous service, and

c.	52 weeks of base pay on completing 18 or more full years of continuous service;

4)	Clarifying the definition of continuous service;

5)	Reducing the post-termination health and dental insurance premium payment by the Registrant from 100% of the total health and dental care coverages, and requiring the terminated executive to pay the employee portion of such coverages;

6)	Requiring terminated executives to agree to certain post-employment covenants as a condition of receiving severance benefits, including a minimum 12-month non-compete provision and a minimum 18-month non-solicitation provision;

7)	Clarifying provisions regarding the application of Section 409A of the Internal Revenue Code to the Amended Plan; and

8)	Clarifying the authority of the administrator of the Amended Plan to cancel or stop payment or provision of any benefits under the Amended Plan or require reimbursement for the gross amount of any benefits already received in the event an executive is found to have been terminated for cause.

The foregoing description of the Amended Plan is qualified in its entirety by reference to the provisions of the Amended Plan attached as Exhibits 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibits

10.1	Career Education Corporation Executive Severance Plan, Amended and Restated as of July 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

By:	/s/ Michael J. Graham
Michael J. Graham
Executive Vice President and Chief Financial Officer

Dated: May 20, 2010

Exhibit Index

Exhibit Number	Description of Exhibits

10.1	Career Education Corporation Executive Severance Plan, Amended and Restated as of July 1, 2010